SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported): April 14, 1999


                              THE FINOVA GROUP INC.
                 -----------------------------------------------
                 (Exact Name of Registrant Specified in Charter)



    Delaware                         1-11011                      86-0695381
---------------                  ----------------             ----------------
(State or Other                  (Commission File             (I.R.S. Employer
Jurisdiction of                       Number)                Identification No.)
 Incorporation)


    P.O. Box 2209, Phoenix, Arizona                               85002-2209
----------------------------------------                          ----------
(Address of Principal Executive Offices)                          (Zip Code)


                                 (602) 207-1019
                         ------------------------------
                         (Registrant's telephone number)


          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5. OTHER EVENTS

     The Company's  press  release  issued April 14, 1999 is attached as Exhibit
99.1 and is incorporated in this filing by reference. In that release, FINOVA announced that it rescheduled the release of its earnings for the first quarter of 1999 because its independent auditors, Deloitte & Touche, LLP, first raised the issues described in the press release immediately prior to the scheduled dissemination of the first quarter 1999 earnings. FINOVA and Deloitte & Touche are working together to resolve the subject issues and the Company anticipates issuing its first quarter results together with revised financial results for the year ended December 31, 1998 in the near future, with an accompanying unqualified audit opinion.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c)  Exhibits

          Exhibit Number                 Description
          --------------                 -----------

              99.1           Press Release issued April 14, 1999 by
                             The FINOVA Group Inc.


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
                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    THE FINOVA GROUP INC.


                                    By: /s/ Bruno A. Marszowski
                                       ------------------------------------
                                       Bruno A. Marszowski
                                       Title: Senior Vice-Presdient - Controller
                                              and Chief Financial Officer

Dated: April 16, 1999

                                 EXHIBIT INDEX



Exhibit Number                          Description
--------------                          -----------

     99.1           Press Release issued April 14, 1999 by The FINOVA Group Inc.